EXHIBIT 3.1

                          AMENDED AND RESTATED BY-LAWS
                                       OF
                             SUPERIOR SERVICES, INC.

                        (Adopted as of November 29, 1995)

                                   ARTICLE I.
                                     OFFICES

       ss. 1.01. Business Office.

       The Corporation's principal office shall be within the State of Wisconsin and shall be located in Milwaukee County. The Corporation may have such other offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the Corporation's business may require from time to time. The Corporation shall maintain at its principal office a copy of certain records, as required by the Wisconsin Business Corporation Law (the "Act").

       ss. 1.02. Registered Office.

       The Corporation's registered office required by the Act to be maintained in the State of Wisconsin shall be the place designated by resolution of the Corporation's Board of Directors and may be, but need not be, identical to the principal office in the State of Wisconsin. The address of the registered office may be changed from time to time.

                                  ARTICLE II.
                                  SHAREHOLDERS

       ss. 2.01. Annual Shareholder Meeting.

       The annual meeting of the shareholders shall be held on the second Tuesday in May in each year at the hour of 10:00 a.m., or at such other time and date as may be fixed by or under the authority of the Board of Directors, as they deem appropriate in the good faith exercise of their business judgment, for the purposes of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held at the same time on the next succeeding business day. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be held.

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       ss. 2.02. Special Shareholder Meetings.

           (a) Generally. Special meetings of the shareholders, for any purpose or purposes, may be called by (1) the Chairperson of the Board, (2) the President, (3) the Board of Directors or such officers as the Board of Directors may authorize from time to time, or (4) the President or Secretary upon the written request of the holders of record of at least one-tenth of all the outstanding shares of the Corporation entitled to vote on any issue at the meeting. The party calling the special meeting shall designate the date and hour of the meeting, which date shall not be more than seventy (70) days after the demand record date, as specified herein.

           (b) Meetings Called by Shareholders. For purposes of determining the number of shareholders necessary to demand a special meeting of the shareholders, the record date (the "demand record date") shall be the sixtieth
(60th) day preceding the date of the special shareholder meeting. The requisite number of shareholders demanding such a meeting (the "demanding shareholders") shall deliver a written request to the President or Secretary, via hand delivery or registered mail, within fifteen (15) days after the demand record date. The costs of any special meeting, including, without limitation, the costs or expenses of preparing and mailing the notice of meeting and any related proxy materials shall be the responsibility of the demanding shareholders.

           (c) Notice Requirements. Upon delivery to the President or Secretary of a written request by the demanding shareholders, stating the purpose(s) of the requested meeting, dated and signed by the person(s) entitled to request such a meeting, it shall be the duty of the officer to whom the request is delivered to give, within thirty (30) days of such delivery, notice of the meeting to the shareholders. Notice of any special meeting shall be given in the manner provided in ss. 2.04 of these By-laws. Only business within the purpose(s) described in the special meeting notice shall be conducted at a special shareholders meeting.

           (d) Independent Verification. The Board may utilize independent inspectors to verify that demand has properly been made by the requisite ten percent (10%) of the outstanding shares of the Corporation, and that the procedures required by this Section 2.02 have been followed.

       ss. 2.03. Place of Shareholder Meeting.

       The Board of Directors may design any place, either within or without the State of Wisconsin, as the place of meeting for any annual or for any special meeting called by the Board of Directors. A waiver of notice signed by all persons entitled to vote at a meeting also may designate any place, either within or without the State of Wisconsin, as the place for the holding of such meeting. If no designation is made by the Board of Directors, or if a special meeting be otherwise called, the place of the meeting shall be the Corporation's principal business office in the State of Wisconsin, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.


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       ss. 2.04. Notice of Shareholder Meeting.

           (a) Required Notice. Unless otherwise required by the Act, written notice stating the place, day and hour of any annual or special shareholder meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the meeting date, either personally or by mail, by or at the direction of the President, the Board of Directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Act or the Articles of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of:
(1) when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the Corporation's stock transfer books, with postage thereon prepaid; (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the Corporation's current record of shareholders.

           (b) Adjourned Meeting. If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place is announced at the meeting before adjournment. But if a new record date for the adjourned meeting is or must be fixed (see ss. 2.05 of this Article II), then notice must be given pursuant to the requirements of paragraph (a) of this ss. 2.04, to those persons who are shareholders as of the new record date.

           (c) Waiver of Notice. A shareholder may waive notice of meeting (or any notice required by the Act, Articles of Incorporation, or By-laws), by a writing signed by the shareholder entitled to the notice, which is delivered to the Corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

           A shareholder's attendance at a meeting:

                      (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting;

                      (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

           (d) Contents of Notice. The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any restated articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all, of the Corporation's property; (4) the dissolution of the Corporation; or (5) the removal of a director, the notice must so state and be accompanied by, respectively, a copy


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or  summary  of the:  (1)  articles  of  amendment;  (2) plan of merger or share exchange; or (3) transaction for disposition of the Corporation's property. If the proposed corporate action creates dissenters' rights, the notice must state that shareholders are, or may be entitled to assert dissenters' rights, and must be accompanied by a copy of Section 180.1301 of the Act. Except as provided in this ss. 2.04(d), or as provided in the Corporation's Articles of Incorporation, or otherwise in the Act, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

       ss. 2.05. Notice of Shareholder Business and Nomination of Directors.

           (a) Annual Meetings.

                      (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an Annual Meeting (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this By-law and who is entitled to vote at the meeting and complies with the notice procedures in this Section 2.05.

                      (ii) For nominations or other business to be properly brought before an Annual Meeting by a shareholder pursuant to clause
           (C) of Paragraph (a)(i) of this Section 2.05, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be received by the Secretary of the Corporation at the principal offices of the Corporation not less than 60 days nor more than 90 days prior to the second Tuesday in the month of May; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the second Tuesday in the month of May, notice by the shareholder to be timely must also be so received not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (x) the 60th day prior to such Annual Meeting and (y) the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall be signed by the shareholder of record who intends to make the nomination or introduce the other business (or his duly authorized proxy or other representative), shall bear the date of signature of such shareholder (or proxy or other representative) and shall set forth: (A) the name and address, as they appear on this Corporation's books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination or proposal is made; (B) the class and number of shares of the Corporation which are beneficially owned by such shareholder or beneficial owner or owners; (C) a representation that such shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination or introduce the other business specified in the notice; (D) in the case of any proposed nomination for election or re-election as a director, (i) the name and


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           residence  address of the person or persons to be  nominated,  (ii) a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder, (iii) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Securities and Exchange Act (the "Exchange Act"), including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had a nominee been nominated by the Board of Directors and (iv) the written consent of each nominee to be named in a proxy statement and to serve as a director of the Corporation if so elected; and (E) in the case of any other business that such shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and, if such business includes a proposal to amend these By-laws, the language of the proposed amendment, (ii) such shareholder's and beneficial owner's or owners' reasons for conducting such business at the meeting, and (iii) any material interest in such business of such shareholder and beneficial owner or owners.

           (b) Special Meetings. Only such business shall be conducted at a Special Meeting as shall have been described in the notice of meeting sent to shareholders pursuant to Section 2.04(d) of these By-laws. Nominations of persons for election to the Board of Directors may be made at a Special Meeting at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who (A) is a shareholder of record at the time of giving of such notice of meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures set forth in this Section 2.05. Any shareholder desiring to nominate persons for election to the Board of Directors at such a Special Meeting shall cause a written notice to be received by the Secretary of the Corporation at the principal offices of the Corporation not earlier than 90 days prior to such Special Meeting and not later than the close of business on the later of (x) the 60th day prior to such Special Meeting and (y) the 10th day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. Such written notice shall be signed by the shareholder of record who intends to make the nomination (or his duly authorized proxy or other representative), shall bear the date of signature of such shareholder (or proxy or other representative) and shall set forth: (A) the name and address, as they appear on the Corporation's books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination is made; (B) the class and number of shares of the Corporation which are beneficially owned by such shareholder or beneficial owner or owners; (C) a representation that such shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination specified in the notice; (D) the name and residence address of the person or persons to be nominated; (E) a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and other person or persons (naming such person or


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persons) pursuant to which the nomination is to be made by such shareholder; (F)
such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and (G) the written consent of each nominee to be named in a proxy statement and to serve as a director of the Corporation if so elected.

           (c) General.

                      (i) Only persons who are nominated in accordance with the procedures set forth in this Section 2.05 shall be eligible to serve as directors. Only such business shall be conducted at an Annual Meeting or Special Meeting as shall have been brought before such meeting in accordance with the procedures set forth in this Section
           2.05. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.05 and, if any proposed nomination or business is not in compliance with this Section 2.05 to declare that such defective proposal shall be disregarded.

                      (ii) For purposes of this Section 2.05, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                      (iii)  Notwithstanding  the  foregoing  provisions of this
           Section 2.05, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section
           2.05. Nothing in this Section 2.05 shall be deemed to limit the Corporation's obligation to include shareholder proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act.

       ss. 2.06. Fixing of Record Date.

       For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall be not more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no such record date is fixed, the record date for determination of such shareholders shall be at the close of business on:


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           (a) With  respect to an annual  shareholder  meeting  or any  special shareholder meeting called by the Board of Directors or any person specifically authorized by the Board or these By-laws to call a meeting, the day before the first notice is delivered to shareholders;

           (b) With respect to a special shareholder's meeting demanded by the shareholders, the date the first shareholder signs the demand;

           (c) With respect to the payment of a share dividend, the date the Board authorizes the share dividend;

           (d) With respect to actions taken in writing without a meeting (pursuant to Article II, ss. 2.12), the date the first shareholder signs a consent;

           (e) With respect to a distribution to shareholders, (other than one involving a repurchase or acquisition of shares), the date the Board authorizes the distribution; and

           (f) With respect to any other matter for which such a determination is required, as provided by law.

       When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

       ss. 2.07. Voting Lists.

       The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group, if such exists, and within each voting group by class or series of shares. The shareholder list shall be subject to inspection at the Corporation's principal office by any shareholder at any time during usual business hours for any proper purpose, beginning two (2) business days after notice is given of the meeting for which the list was prepared. Such list also shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the meeting for purposes related to the meeting. A shareholder, or his or her agent or attorney, is entitled on written demand to inspect and, subject to the requirements of the Act, to copy the list during regular business hours and at the shareholder's expense, during the period it is available for inspection. The Corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time. Notwithstanding the foregoing provision to the contrary, the Corporation's failure or refusal to prepare or make available the shareholder list shall not affect the validity of any action taken at such shareholder meeting.


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       ss. 2.08. Shareholder Quorum and Voting Requirements.

       If the Articles of Incorporation or the Act provide for voting by a single voting group on a matter, action on that matter is taken when voted upon by the voting group.

       Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

       If the  Articles of  Incorporation  or the Act provides for voting by two
(2) or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

       Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. However, a share represented at a meeting solely for the purpose of objecting to the holding of the meeting or to the transaction of business at the meeting shall not be deemed present at the meeting for quorum purposes.

       If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Act require a greater number of affirmative votes.

       ss. 2.09. Proxies.

       Except as otherwise provided by the Act, at all meetings of shareholders, a shareholder may vote in person, or vote by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the Corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Unless otherwise provided in the appointment form, a proxy appointment may be revoked at any time before it is voted, either by written notice filed with the Secretary or other officer or agent of the Corporation authorized to tabulate votes, or by oral notice given by the shareholder during the meeting. The presence of a shareholder who has filed his or her proxy appointment shall not of itself constitute a revocation.

       ss. 2.10. Voting of Shares.

       Unless otherwise provided in the Articles of Incorporation or the Act, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.


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       Except as  provided by specific  court  order,  no shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. Provided, however, the preceding sentence shall not limit the Corporation's power to vote any shares, including its own shares, held by it in a fiduciary capacity.

       Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

       ss. 2.11. Corporation's Acceptance of Votes.

           (a) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

           (b) If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

                      (i) the shareholder is an entity as defined in the Act and the name signed purports to be that of an officer or agent of the entity;

                      (ii) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                      (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, and proxy appointment;

                      (iv) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment;

                      (v) two or more persons are the shareholder as covenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.


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           (c) The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

           (d) The Corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

           (e) Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

       ss. 2.12. Unanimous Consent Without Meeting.

       Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and are delivered to the Corporation for inclusion in the minute book. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

       ss. 2.13. Dissenters' Rights.

       Each shareholder shall have the right to dissent from action by the Corporation and obtain payment for his or her shares when so authorized by the Act, the Articles of Incorporation, these By-laws, or by resolution of the Board of Directors.

       ss. 2.14. Conduct of Meetings.

       The Chairperson of the Board, if one has been elected, or if none has been elected, the President, or in his or her absence the Vice-President, and in his or her absence, any person chosen by the shareholders present, shall call the meeting of the shareholders to order and shall act as Chairman of the meeting, and the Secretary of the Corporation shall act as Secretary of all meetings of the shareholders, except that the presiding officer may appoint any Assistant Secretary or other person to act as Secretary of the meeting.

                                  ARTICLE III.
                               BOARD OF DIRECTORS

       ss. 3.01. General Powers; Number, Tenure and Qualification.

       All corporate powers shall be exercised by or under the authority of, and the Corporation's business and affairs shall be managed under the direction of, the Board of Directors.

       The number of directors shall be fixed by a resolution adopted by a majority of the directors then in office, or by amendment of these By-laws, but in no event shall there be less than seven (7) directors, and a decrease in the number of directors shall not shorten the term of office of an incumbent director. The Board of Directors shall be divided into three classes as nearly equal in number as may be, with the term of office of one class expiring each year. At the annual meeting of shareholders in 1996, directors of the first class shall be elected to hold office for a term expiring at the Corporation's 1997 annual meeting; directors of the second class shall be elected to hold office for a term expiring at the Corporation's 1998 annual meeting; and directors of the third class shall be elected to hold office for a term expiring at the Corporation's 1999 annual meeting. At each annual meeting of the shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third successive annual meeting of the shareholders after their election. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

       ss. 3.02. Election.

       Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

       ss. 3.03. Regular Meetings.

       A regular meeting of the Board of Directors shall be held without other notice than this By-law immediately after, and at the same place as, the annual meeting of shareholders, and each adjourned session thereof. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Wisconsin, for the holding of additional regular meetings without other notice than such resolution. Any such regular meeting may be held by any means of communication as permitted by ss. 3.08.

       ss. 3.04. Special Meetings.

       Special meetings of the Board of Directors may be called by or at the request of the Chairperson of the Board, if one has been elected, the President or any four (4) directors. The person or persons authorized to call special meetings of the Board of Directors may fix any time and any place, either within or without the State of Wisconsin, as the time and place for holding any special meeting of the Board of Directors called by them. If no place is fixed by the person calling the meeting, the place of meeting shall be the Corporation's principal office in the State of Wisconsin. Any such special meeting may be held by any means of communication as permitted by ss. 3.08.

       ss. 3.05. Notice of Special Meetings; Waiver of Notice.

       Notice stating the time and place of any special meeting of the Board of Directors shall be given at least twenty-four (24) hours previously thereto by written notice delivered personally or mailed to each director at his or her business address, or such other address as designated in writing to the Secretary, or by telephone or telegram. If mailed, such notice shall be deemed to be effective with the earlier of: (1) when received, or (2) five days after deposit in the United States Mail, addressed to the director's business office, with postage thereon prepaid; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. If notice be given by telephone or telegram, such notice shall be deemed to be delivered when the notice is given personally by telephone or when the telegram is delivered to the telegraph company. Whenever any notice is required to be given to any director of the Corporation under the provisions of these By-laws or under the provisions of the Articles of Incorporation or under the provisions of any statute, a waiver thereof in writing, signed at any time, whether before or after the time of the meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of the business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

       ss. 3.06. Director Quorum.

       Except as otherwise specified by law or the Articles of Incorporation or these By-laws, a majority of the number of directors fixed in the manner provided by ss. 3.01 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

       A majority of the number of directors appointed to serve on a committee as authorized in ss. 3.15 of these By-laws shall constitute a quorum for the transaction of business at any committee meeting. These provisions shall not, however, apply to the determination of a quorum for actions taken under emergency By-laws or any other provisions of these By-laws that fix different quorum requirements.

       ss. 3.07. Voting Requirement.

       The affirmative vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors or a committee of the Board of Directors. This provision shall not, however, apply to any action taken by the Board of Directors pursuant to ss. 3.14 or
Article X of these By-laws, or in the event the affirmative vote of a greater number of directors is required by the Act, the Articles of Incorporation, or any other provision of these By-laws.

       ss. 3.08. Meetings by Telephonic Communication.

       To the extent provided in these By-laws, the Board of Directors, or any committee of the Board, may, in addition to conducting meetings in which each director participates in person, and notwithstanding any place set forth in the notice of the meeting or these By-laws, conduct any regular or special meeting by the use of any electronic means of communication, such as by conference telephone, provided all participating directors may simultaneously hear each other during the meeting. Before the commencement of any business at a meeting at which any directors do not participate in person, all participating directors shall be informed that a meeting is taking place at which official business may be transacted.

       ss. 3.09. Director's Assent.

       A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (1) the director objects at the beginning of the meeting (or promptly upon the director's arrival) to holding it or transacting business at the meeting; or (2) the director dissents or abstains from the action taken and minutes of the meeting are prepared that show the director's dissent or abstention from the action; (3) the director dissents or abstains from an action taken, minutes of the meeting are prepared that fail to show the director's dissent or abstention from the action taken and the director delivers to the Corporation a written notice of that failure that complies with
Section 180.0141 of the Act promptly after receiving the minutes; or (4) the director delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

       ss. 3.10. Conduct of Meetings.

       The Chairperson of the Board, if one has been elected, or if none has been elected, the President, and in his absence the Vice-Presidents in the order appointed under ss. 4.11 of Article IV, and in their absence, any director chosen by the directors then present, shall call meetings of the Board of Directors to order and shall act as Chairman of the meeting. The Secretary of the Corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the secretary, the presiding officer may appoint any Assistant secretary or any director or other person present to act as secretary of the meeting.

       ss. 3.11. Removal; Resignation.

           (a) Any director may be removed from office with or without cause, but only by the affirmative vote of shareholders holding at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the then outstanding shares of all classes of capital stock of the Corporation generally possessing voting rights in the election of directors, considered for this purpose as a single class; provided, however, that if the Board of Directors by resolution adopted by the Requisite Vote shall have recommended removal of a director, then the shareholders may remove such director from office with or without cause by a majority of such outstanding shares.

           (b) A director may resign at any time by filing a written resignation with the Secretary of the Corporation.

       ss. 3.12. Vacancies.

       Any vacancy occurring on the Board of Directors, including a vacancy crested by an increase in the number of directors, shall be filled by the Board of Directors. If the directors remaining in office constitute fewer than a quorum of the Board, then the vacancy shall be filled by the affirmative vote of a majority of all directors remaining in office. Any director elected to fill such vacancy shall serve as a director until the next election of the class for which such director shall have been elected, and until his or her successor shall be elected and qualified.

       ss. 3.13. Compensation and Expenses.

       The Board of Directors, irrespective of any personal interest of any of its members, may (1) establish reasonable compensation of all directors for services to the Corporation as directors or may delegate this authority to an appropriate committee, (2) provide for, or delegate authority to an appropriate committee to provide for, reasonable pensions, disability or death benefits, and other benefits or payments to directors and to their estates, families, dependents, or beneficiaries for prior services rendered to the Corporation by the directors, and (3) provide for reimbursement of reasonable expenses incurred in the performance of the directors' duties, including the expense of traveling to and from Board meetings.

       ss. 3.14. Unanimous Consent Without Meeting.

       Any action required or permitted by the Articles of Incorporation or By-laws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken shall be signed by all of the directors then in office, and filed with the Corporation's records. Action taken by consent is effective when the last director signs the consent, unless the consent specifies a different effective date. A signed consent has the effect of a meeting and may be described as such in any document.

       ss. 3.15. Committees.

       The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors may designate one or more committees, each committee to consist of two (2) or more directors elected by the Board of Directors, which to the extent provided in said resolution, as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the Corporation's business and affairs, except action in respect to the (1) authorization of distributions, (2) the approval or proposal to shareholders of action for which the Act requires approval by shareholders, (3) filling vacancies on the Board of Directors or its committees, (4) amending the Articles of Incorporation pursuant to Board authority, (5) adopting, amending or repealing By-laws, (6) approving a plan of merger not requiring shareholder approval, (7) the authorization or approval to reorganize shares, except according to a formula or method prescribed by the Board of Directors, (8) the authorization or approval of the issuance or sale or contract for sale of shares, or (9) the determination of the designation and relative rights, preferences and limitations of a class or series of shares. Sections 3.03, 3.04, 3.05, 3.06, 3.07, 3.08, 3.09, 3.10 and 3.14 of this Article
III, which govern meetings, actions without meetings, notice and waiver of notice, quorum and voting requirements of the Board of Directors, apply to committees and their members.

                                  ARTICLE IV.
                                    OFFICERS

       ss. 4.01. Number.

       The Corporation's principal officers shall be a Chairperson, Chief Executive Officer, a Chief Financial Officer, a President, a Vice President, a General Counsel, a Secretary, and a Treasurer, each of whom shall be appointed by the Board of Directors. Additional officers and assistant officers, including any Vice Presidents, may be appointed by the Board of Directors as the Board deems appropriate. If there is more than one Vice President, the Board may establish designations for the Vice Presidencies to identify their functions or their order. There may, in addition, be a chairperson or co-chairperson of the board, whenever the Board shall see fit to cause such office or offices to be filled. Any two or more offices may be held simultaneously by the same person.

       ss. 4.02. Appointment and Term of Office.

       The Corporation's officers shall be appointed for a term as determined by the Board of Directors. If no term is specified, they shall hold office until their successor shall have been duly appointed and shall have qualified or until the officer's death, resignation or removal from office in the manner hereinafter provided.

       The designation of a specified term does not grant to the officer any contract rights, and the Board can remove the officer at any time prior to the termination of such term.

       ss. 4.03. Removal.

       Any officer or agent appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the Corporation's best interests will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

       ss. 4.04. Vacancies.

       A  vacancy  in  any  office  because  of  death,  resignation,   removal,
disqualification, or other reason shall be filled in the manner prescribed for regular appointments to the office.

       ss. 4.05. Powers, Authority and Duties.

       The Corporation's officers shall have the powers and authority conferred in the duties prescribed by the Board of Directors or the officer who appointed them in addition to and to the extent not inconsistent with those specified in other sections of this Article IV.

       ss. 4.06. The Chairperson of the Board.

       At the Board of Directors' option, it may elect a Chairperson of the Board of Directors, who shall preside at all shareholders' and directors' meetings at which he or she is present. If elected, the Chairperson of the Board shall have and exercise general supervision over the conduct of the Corporation's affairs and over its other officers, subject, however, to the board's control. The Chairperson of the Board of Directors shall from time to time report to the Board all matters within his or her knowledge that the Corporation's interests may require to be brought to the Board's notice.

       ss. 4.07. Chief Executive Officer.

       The Chief Executive Officer shall be the senior officer of the Corporation and in the recess of the Board of Directors shall have the general control and management of all the business and affairs of the Corporation. He or she shall also exercise such further powers and perform such other duties as may from time to time be conferred upon or assigned by the By-laws or the Board of Directors. He or she shall make annual reports and submit the same to the Board of directors and also to the shareholders at their annual meeting, showing the condition and the affairs of the Corporation. He or she shall from time to time make such recommendations to the Board of Directors, as he or she thinks proper, and shall bring before the Board of Directors such information as may be required, relating to the business and property of the Corporation.

       ss. 4.08. Chief Financial Officer.

       The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

       The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-laws.

       ss. 4.09. General Counsel.

       The General Counsel shall advise the Board of Directors and officers on legal matters except those relating to taxes. The General Counsel shall perform such additional duties as may be assigned to him by the Board of Directors, the Chairperson of the Board, or the President.

       ss. 4.10. The President.

       The President shall be the Corporation's principal executive officer and, subject to the control of the Board of Directors, shall in general supervise and control all of the Corporation's business and affairs. If a Chairperson of the Board has not been elected, or in the Chairperson's absence, the President shall, when present, preside at all meetings of the shareholders and of the Board of Directors. The President may sign, with the Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments in the ordinary course of business or that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by the By-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incidental to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

       ss. 4.11. The Vice President.

       In the absence of the Chairperson of the Board and the President, or in the event of the President's death or inability or refusal to act as directed by the Board of Directors, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their appointment, or in the absence of any designation, then in order of their appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary certificates for shares of the Corporation; and shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors.

       ss. 4.12. The Secretary.

       The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (e) be custodian of the corporate records and see that books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; (d) keep a register of the post office address of each shareholder, which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed bust companies, or other depositories as shall be selected in accordance with the provisions of Article V of these By-laws, and (c) in general perform all of the duties incidental to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

       ss. 4.13. Assistant Secretaries and Assistant Treasurers.

       The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice President certificates for shares of the Corporation and issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers if required by the Board of Directors, shall give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

       ss. 4.14. Salaries.

       Officers' salaries shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

                                   ARTICLE V.
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

       ss. 5.01. Contracts.

       The Board of Directors may authorize any individual officer or agent or number of officers or agents to enter into any contract or to execute and deliver any instrument in the Corporation's name and on its behalf, and such authorization may be general or confined to specific instances.

       ss. 5.02. Loans.

       No loans shall be contracted on the Corporation's behalf and no indebtedness shall be incurred in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

       ss. 5.03. Checks, Drafts, etc.

       All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the Corporation's name, shall be signed by such officer or officers, agents or agents of the Corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

       ss. 5.04. Deposits.

       All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks, trust companies or other depositories as may be selected by or under the authority of the Board of Directors.

                                  ARTICLE VI.
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

       ss. 6.01. Certificates for Shares.

                 (a) Content

                 Certificates representing shares of the Corporation shall at a minimum state on their face the name of the issuing corporation and that it is formed under the laws of Wisconsin; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the Board of Directors. Such certificates shall be signed (either manually or by facsimile) by the President or a Vice President and by the Secretary or an Assistant Secretary. Each certificate for shares shall be consecutively numbered or otherwise identified.

                 (b) Legend as to Class or Series

                 If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholders this information on request in writing and without charge.

                 (c) Shareholder List

                 The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.

                 (d) Transferred Shares

                 All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnification of the Corporation as the Board of Directors may prescribe.

       ss. 6.02. Registration of the Transfer of Shares.

       Registration of the transfer of shares of the Corporation shall be made only on the Corporation's stock transfer books by the holder of record thereof or by his or he legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the Corporation's books shall be deemed by the Corporation to be the owner thereof for all purposes.

       ss. 6.03. Restrictions on Transfer.

       The Board of Directors or shareholders may impose restrictions on the transfer of shares. A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the Corporation upon the transfer of such shares.

       ss. 6.04. Lost, Destroyed or Stolen Certificates.

       Where the owner claims that his certificate of shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the Corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors, including the furnishing of an indemnity bond if so required.

       ss. 6.05. Consideration for Shares.

       The Corporation's shares may be issued for such consideration as shall be fixed from time to time by the Board of Directors. The consideration to be paid for shares may be paid in whole or in part, in money, promissory notes, in other property, tangible or intangible, or in labor or services actually performed or to be performed for the Corporation. When payment of the consideration for which shares are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable by the Corporation. No certificate shall be issued for any share until such share is fully paid.

       If the consideration to be paid for share consists, in whole or part, of a promissory note or a contract for services to be performed for the Corporation, the Board of Directors may, in its discretion, elect to hold those shares in escrow or otherwise restrict their transfer. In the event that shares are so escrowed, and the shareholder defaults under his or her obligations under the promissory note or the contract for services, as applicable, the Corporation may, in addition to any other legal or equitable remedies, cancel all or part of the escrowed shares.

       ss. 6.06. Acquisition of Shares.

       The Corporation may acquire its own shares and unless otherwise provided in the Articles of Incorporation, the shares so acquired constitute authorized but unissued shares.

       ss. 6.07. Stock Regulations.

       The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as they may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

                                  ARTICLE VII.
                          CONFLICTS OF INTEREST POLICY

       The Corporation and its subsidiaries (collectively referred to herein as the "Corporation") shall not enter into any contract, loan or other transaction in which a director, officer or employee of the Corporation has a direct or indirect personal interest, other than a contract of employment between such person and the Corporation, without such director, officer or employee first fully disclosing to the Audit Committee of the Board of Directors all material terms of such interest therein and allowing the Audit Committee of the Board of Directors to specifically authorize and approve such contract, loan or transaction. Ownership of less than 5% of the capital stock of a corporation whose stock is publicly traded shall not, in and of itself, constitute a direct or indirect interest in such corporation for purposes of this Article VII. This
Article VII may only be amended or deleted by a majority vote of directors not otherwise employed by the Corporation and who do not have a direct or indirect personal interest in such amendment or deletion.

                                 ARTICLE VIII.
                                   FISCAL YEAR

       The Board of Directors shall by resolution establish the Corporation's fiscal year.

                                   ARTICLE IX.
                                  DISTRIBUTIONS

       The Board of Directors may from time to time authorize, and the Corporation may make distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law, the Articles of Incorporation and the resolutions of the Board of Directors.

                                   ARTICLE X.
                                 INDEMNIFICATION

       ss. 10.01. Mandatory Indemnification.

       The Corporation shall indemnify a director or officer as follows:

           (a) To the extent he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding, if the director or officer was a party because he or she is or was at the time of the events upon which the proceeding was based a director or officer of the Corporation. A director or officer shall exercise his or her right to indemnification under this ss. 10.01 of Article X by delivering a written demand for indemnification to the Corporation's Treasurer, or the President if the party seeking indemnification is the Treasurer.

           (b) In all cases not included in ss. 10.01(a) of this Article X, the Corporation shall indemnify a director or officer against liability incurred by the director or officer in a proceeding to which the director or officer was a party because he or she is or was at the time of the events upon which the proceeding was based a director or officer of the Corporation, unless liability was incurred because the director or officer breached or failed to perform a duty he or she owes to the Corporation and the breach or the failure to perform constitutes:

                      (i) A willful failure to deal fairly with the Corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest;

                      (ii) A violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

                      (iii) A transaction from which the director or officer derived an improper personal benefit; or

                      (iv) Willful misconduct.

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

           (c) Whether a director or officer of the Corporation shall be entitled to indemnification under ss. 10.01(b) shall be determined in accordance with the procedures established in ss.10.02 of this Article X.

           (d) Within sixty (60) days of the completion of a successful proceeding under ss. 10.01(a), or within sixty (60) days of the date of determination under ss. 10.01(b) that an officer or director is entitled to indemnification; the full amount for which such officer or director is entitled to indemnification shall be paid to him or her, to the extent not previously paid by the Corporation pursuant to Section 10.03 of these By-laws or otherwise.

           (e) The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the director or officer is not required under this subsection.

       ss. 10.02. Determination of Right to Indemnification.

       A director or officer seeking  indemnification  under ss.10.01(b) of this
Article X shall first make a written request to the Corporation's Treasurer, or the Corporation's President, if the person seeking indemnification is the Treasurer, for such indemnification. Determination of whether indemnification is required shall be made by one of the following means:

           (a) By a majority vote of a quorum of the Board of Directors consisting of directors who are not at the time parties to the same or related proceedings. If such quorum of disinterested directors cannot be obtained, by a majority vote of a committee duly appointed by the Board of Directors and consisting solely of two (2) or more directors who are not at the time parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee.

           (b) By independent legal counsel selected by a majority vote of a quorum of the Board of Directors or its committee consisting of directors who are not at the time parties to the same or related proceedings or, if such a quorum cannot be obtained, by a majority vote of the full Board of Directors, including directors who are parties to the same or related proceedings.

           (c) By the affirmative majority vote, or unanimous written consent, of the Corporation's shareholders. However, shares owned by or voted under the control of persons who at the time of the vote or consent are parties to the same or related proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

           (d) By a panel of three (3) arbitrators consisting of one (1) arbitrator selected by those directors entitled under subsection (b) above to select independent legal counsel, one (1) arbitrator selected by the director or officer seeking indemnification and one (1) arbitrator selected by the other two
(2) arbitrators.

           (e) By a court of competent jurisdiction upon application by the director or officer for an initial determination of entitlement to indemnification or for review by the court of an adverse determination. Indemnification shall be ordered if the court determines that the director or officer is entitled to indemnification under ss. 10.01 of this Article X or that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. If the director of officer is successful in obtaining indemnification by order of the court, in addition to indemnification against all other expenses and liability, the director or officer shall be reimbursed for expenses reasonably incurred in pursuing his or her request for indemnification.

       The director or officer of the Corporation seeking indemnification shall designate in his or her request for indemnification the method of making the indemnification determination. In connection with such determination, the director or officer shall be entitled to a rebuttable presumption that he or she is entitled to indemnification, which presumption may only be overcome by the party challenging such indemnification by clear and convincing evidence.

       ss. 10.03. Advance of Expenses as Incurred.

       The Corporation shall, upon written request by the director of officer, pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding, as those expenses are incurred, if the director of officer furnishes the Corporation a written affirmation of his or her good faith belief that he or she has not breached his or her duties to the
Corporation, and the director or officer furnishes the Corporation with a written undertaking, executed personally or on his or her behalf, to repay the allowance to the extent that it is ultimately determined that the indemnification is not required. The Corporation may accept the undertaking without reference to his or her ability to repay the allowance, and the undertaking may be secured or unsecured.

       ss. 10.04. Denial of Indemnification.

       In the event that it is  determined  pursuant  to the  procedures  of ss.
10.02 that an officer or director is not entitled to indemnification, the officer or director who has been denied indemnification shall have the right to choose the forum, from among the statutorily provided options, in which the resolution of his or her right to indemnification is to be resolved.

       ss. 10.05. Insurance.

       The Corporation may purchase and maintain insurance on behalf of its directors and officers, or to reimburse itself, against liability asserted or incurred and expenses incurred by the director or officer or corporation in connection with a proceeding brought against the director or officer in his capacity as a director or officer or arising from his status as a director or officer, regardless of whether the Corporation is required or authorized to indemnify the individual against the same liability pursuant to the provisions hereof.

       ss. 10.06. Definitions.

       The following terms used in this Article X shall have the indicated meanings:

           (a) "Directors" or "officer" means an individual who (i) is or was a director or officer of the Corporation; (ii) an individual who, while a director or officer of the Corporation, is or was serving at the Corporation's request as a director, officer partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation, partnership,k joint venture or other enterprise; or (iii) while a director or officer of the Corporation,m is or was serving an employee benefit plan because his or her duties to the Corporation also impose duties on, or otherwise involve services by, the person to the plan or to the participants in or beneficiaries of the plan. "Director" or "officer" includes the estate or personal representatives of a director or officer.

           (b) "Expenses" include all fees, costs, charges, attorneys' counsel fees and other expenses and disbursements incurred in connection with a proceeding.

           (c) "Liability" includes the obligation to pay a judgment, settlement, penalty, fine, assessment or forfeiture, including an excise tax assessed with respect to or on an employee benefit plan, and reasonable expenses.

           (d) "Party" includes an individual who was or is, or who is threatened to be made, or is at risk of becoming, a named defendant or respondent in a proceeding.

           (e) "Proceeding" means any threatened, pending or completed action, suit, claim, litigation, appeal, arbitration or other proceeding, whether civil, criminal, administrative or investigative, formal or informal, predicated on foreign, federal, state or local law, brought by or in the right of the Corporation or by any other person or by an governmental or administrative body.

       ss. 10.07. Savings Clause.

       To the extent any court of competent jurisdiction shall determine that the indemnification provided under this Article X shall be invalid as applied to a particular claim, issue or matter, the provisions hereof shall be deemed amended to allow and require indemnification to the maximum extent permitted by law.

       ss. 10.08. Effective Date.

       This Article X shall be deemed to be a contract between the Corporation and each previous, current or future director or officer. The provisions of this
Article X shall apply to all proceedings commenced after the date hereof, whether rising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article X shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

                                  ARTICLE XI.
                                 CORPORATE SEAL

       The Corporation shall have no seal.

                                  ARTICLE XII.
                                   AMENDMENTS

       ss. 12.01. Board of Directors.

       Except as otherwise specified herein or in the Corporation's Amended and Restated Articles of Incorporation, the Board of Directors, from time to time, by vote of a majority of the directors then in office, may adopt, amend or repeal any and all of the Corporation's By-laws, unless the Articles of Incorporation or the Act reserve this power exclusively to the shareholders in whole or in part; or the shareholders, in adopting, amending or repealing a particular bylaw provide expressly that the Board of Directors may not amend or repeal that bylaw.

       ss. 12.02. Shareholders.

       Except as otherwise specified herein or in the Corporation's Amended and Restated Articles of Incorporation, the shareholders, from time to time, by vote of a majority of the shares entitled to vote, may adopt, amend or repeal any and all of the Corporation's By-laws.

       ss. 12.03. Implied Amendments.

       Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the By-laws then in effect but which is taken or authorized by the unanimous written consent of the shareholders or Board of Directors or by the affirmative vote of not less than the number of shares or the number of directors required to amend the By-laws so that the By-laws would be consistent with such action, shall be given the same effect as though the By-laws had been temporarily amended or suspended so far, but only so far as it is necessary to permit the specific action so taken or authorized.

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